UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021 (December 16, 2021)

North Atlantic Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39923	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

 +353 1 567 6959

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share and one-third of one Redeemable Warrant	NAACU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	NAAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	NAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

On December 16, 2021, BICS SA, a Belgian limited liability company (“Seller”), Torino Holding Corp., a Delaware corporation (“TeleSign”), North Atlantic Acquisition Corporation, a Cayman Islands exempted company (“NAAC”), North Atlantic Acquisition, LLC, a Delaware limited liability company (“New SPAC”), and NAAC Holdco, Inc. a Delaware corporation and wholly owned subsidiary of NAAC (“New Holdco”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, and subject to the terms and conditions contained therein, the business combination of TeleSign, New Holdco, New SPAC and NAAC (“the Business Combination”) will be effected. The terms of the Business Combination Agreement, which contain customary representations and warranties, covenants, closing conditions, termination provisions, and other terms relating to the Business Combination, are summarized below. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Business Combination Agreement.

The Business Combination will be effected in two steps: (a) on the closing date, NAAC will reincorporate to the State of Delaware by merging with and into New SPAC, with New SPAC surviving such merger as a wholly-owned subsidiary of New Holdco, and (b) immediately following such merger, New Holdco and Seller will consummate the Share Acquisition, whereby Seller has agreed to sell to New Holdco all of the issued and outstanding shares of TeleSign (the “Purchased Shares”), and New Holdco has agreed to acquire such Purchased Shares from Seller, in exchange for (i) the Cash Consideration and (ii) New Holdco Common Stock issued to the Seller in the quantity equal to (a) (I) the Company Equity Value minus (II) the product of (A) ten dollars ($10.00) multiplied by (B) the number of NAAC Founders Shares forfeited pursuant to the provisions of the Transaction Support Agreement minus (III) Company Transaction Expenses minus (IV) NAAC Transaction Expenses, divided by (b) ten (10). In connection with such transactions, NAAC will be renamed TeleSign, Inc.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of the parties thereto that are customary for transactions of this type, including representations and warranties relating to (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Business Combination Agreement, (d) legal compliance and approvals, (e) financial statements and liabilities, (f) absence of changes, (g) litigation, (h) employee matters, (i) real property, (j) taxes, (k) intellectual property, privacy and data protection, (l) material contracts, (m) transactions with affiliates, and (n) in the case of NAAC only, (i) its public filings, (ii) the Private Placements (as defined below) and (iii) its trust account.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. NAAC does not believe that these schedules contain information that is material to an investment decision.

No Survival

None of the representations, warranties, covenants, obligations or other agreements in the Business Combination Agreement or in any certificate, statement or instrument delivered pursuant to the Business Combination Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the closing and all such representations, warranties, covenants, obligations or other agreements shall terminate and expire upon the occurrence of the closing (and there shall be no liability after the closing in respect thereof), except for those covenants and agreements contained therein that by their terms expressly apply in whole or in part after the closing and then only with respect to any breaches occurring after the closing.

Conditions to Consummation of the Business Combination Agreement

General Conditions

The consummation of the Business Combination is conditioned upon, among other things, (a) receipt of NAAC’s shareholder approval, (b) NAAC having at least $5,000,001 of net tangible assets as described under the terms of the Business Combination Agreement, (c) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, (d) receipt of NSIA Approval and PRC National Security Approval, and (e) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination.

TeleSigns’s Conditions to Closing

The obligations of TeleSign to consummate the Business Combination also are conditioned upon, among other things, (a) customary closing conditions, including, without limitation, NAAC’s delivery of certain agreements, (b) the aggregate cash proceeds from NAAC’s trust account, together with the proceeds from the Private Placements, equaling no less than $200,000,000 (after deducting any amounts paid to NAAC’s shareholders that exercise their redemption rights in connection with the Business Combination and any unpaid transaction expenses incurred or subject to reimbursement by NAAC or TeleSign), and (c) no NAAC material adverse event having occurred.

NAAC’s Conditions to Closing

The obligations of NAAC to consummate the Business Combination are also conditioned upon, among other things, customary closing conditions, including, without limitation, TeleSign’s delivery of certain agreements and no TeleSign material adverse event having occurred.

Termination

The Business Combination Agreement allows the parties to terminate the Business Combination Agreement if certain customary conditions described in the Business Combination Agreement are not satisfied, including, without limitation, each party’s right to terminate, subject to certain limited exceptions, if the Business Combination is not consummated by June 30, 2022.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except as set forth in Article 10 of the Business Combination Agreement, or in the case of termination subsequent to a willful and material breach of the Business Combination Agreement by a party thereto or in the case of fraud.

Transaction Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Seller, TeleSign, NAAC, New Holdco, the Sponsor and certain other parties affiliated with the Sponsor executed and delivered a transaction support agreement (the “Transaction Support Agreement”), pursuant to which the Sponsor and certain of its members agreed to support the approval and adoption of the transactions contemplated by the Business Combination Agreement, including agreeing to vote all NAAC ordinary shares owned by it in favor of the Business Combination, to waive the anti-dilution provisions set forth in Sections 17.3-17.6 of NAAC’s Amended and Restated Articles of Association, and to execute and deliver any further document, agreement or instrument of assignment, transfer or conveyance as necessary to effectuate the purposes thereof and as may be reasonably requested in writing by another party thereto.

In addition, the Sponsor agreed that, in the event that the shareholder redemption amount is greater than 50%, the Sponsor shall transfer to NAAC, for no consideration, the number of founder shares equal to such redemption percentage, minus 50%, multiplied by 3,795,000, subject to a maximum of 948,750 founder shares. The Sponsor further agreed to transfer to NAAC, for no consideration, 948,750 founder shares.

The foregoing description of the Transaction Support Agreement is qualified in its entirety by reference to the full text of the form of the Transaction Support Agreement, the form of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, NAAC, the Sponsor and certain shareholders of NAAC will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the parties thereto will be granted certain customary registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, the form of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, NAAC entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and NAAC agreed that New Holdco will sell to the PIPE Investors, an aggregate of 11,698,750 shares of New Holdco Common Stock (the “PIPE Shares”) in a private placement or placements (the “Private Placements”) for an aggregate purchase price of $107,500,000.

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements will take place substantially concurrently with the closing of the Business Combination and is contingent upon customary closing conditions. The purpose of the Private Placements is to raise additional capital for use by the post-combination company following the closing of the Business Combination.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the Subscription Agreements, the form of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Stockholders Agreement

At the closing of the Business Combination, New Holdco, Seller, the Sponsor and one of the PIPE Investors will enter into a stockholders agreement (the “Stockholders Agreement”), pursuant to which, among other things, for 36 months following the closing of the Business Combination, the board of directors of New Holdco shall consist of eight members, including the chief executive officer of Holdco, five individuals designated by Seller in its sole discretion, three of which will be independent directors, one individual designated by the Sponsor in its sole discretion, and one individual designated by such PIPE Investor in its sole discretion, and that the parties thereto will not take any action to remove another party’s designee, and each party will be entitled to replace any vacancy arising in relation to a director previously designated by such party, for the periods of time specified for such party therein.

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement, the form of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of New Holdco that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On December 16, 2021, NAAC and TeleSign issued a joint press release announcing the execution of the Business Combination Agreement and announcing that an investor presentation and management remarks were to be posted on December 16, 2021 at 4:15 p.m. EST on the TeleSign investor page. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A script of the management remarks is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Business Combination.

Such exhibits and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information for Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

In connection with the Business Combination, New Holdco will file the Registration Statement with the SEC, which will include a proxy statement for NAAC and a prospectus for New of Holdco. NAAC and New Holdco also plan to file other documents with the SEC regarding the Business Combination. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of NAAC. SHAREHOLDERS OF NAAC AND TELESIGN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about NAAC, TeleSign and New Holdco once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

NAAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NAAC in connection with the Business Combination. TeleSign, New Holdco and their respective officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of NAAC is set forth in NAAC’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements”. All statements other than statements of historical facts contained herein are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of TeleSign’s and NAAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of, fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of TeleSign and NAAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to TeleSign; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of NAAC or the stockholders of TeleSign is not obtained; the failure to realize the anticipated benefits of the Business Combination; risks related to the rollout of TeleSign’s business and the timing of expected business milestones; the effects of competition on TeleSign’s future business; the amount of redemption requests made by NAAC’s public shareholders; the ability of NAAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Business Combination or in the future and those factors discussed in NAAC’s final prospectus dated January 21, 2021, Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequently filed Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of NAAC filed, or to be filed, with the SEC or to be filed by New Holdco with the SEC. If any of these risks materialize or NAAC’s or TeleSign’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NAAC nor TeleSign presently know or that NAAC and TeleSign currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NAAC’s and TeleSign’s expectations, plans or forecasts of future events and views as of the date hereof. NAAC and TeleSign anticipate that subsequent events and developments will cause NAAC’s and TeleSign’s assessments to change. However, while NAAC, TeleSign and New Holdco may elect to update these forward-looking statements at some point in the future, NAAC, TeleSign and New Holdco specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing NAAC’s, TeleSign’s and New Holdco’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning these and other factors that may impact NAAC’s, TeleSign’s or New Holdco’s expectations and projections can be found in NAAC’s periodic filings with the SEC, including NAAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and New Holdco’s filings with the SEC. NAAC’s and New Holdco’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.
2.1*	Business Combination Agreement, dated as of December 16, 2021, by and among Seller, TeleSign, NAAC, New SPAC and New Holdco.

10.1*	Transaction Support Agreement, dated as of December 16, 2021, by and among Seller, TeleSign, NAAC, New Holdco, the Sponsor and the investors in NAAC party thereto.

10.2	Form of Amended and Restated Registration Rights Agreement.

10.3	Form of Subscription Agreement.

10.4	Form of Stockholders Agreement.

99.1	Press Release, dated December 16, 2021.

99.2	Conference Call Script.

99.3	Investor Presentation.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH ATLANTIC ACQUISITION CORPORATION

Date: December 17, 2021	By:	/s/ Gary Quin
	Name:	Gary Quin
	Title:	Chief Executive Officer